Exhibit 99

                              SUBJECT TO REVISION
                  SERIES TERM SHEET DATED September 25, 2002


               DILLARD CREDIT CARD MASTER TRUST I, SERIES 2002-2
                    $200,000,000     % Class A Certificates

                              DILLARD CREDIT CARD
                                MASTER TRUST I
                                    Issuer

                         DILLARD ASSET FUNDING COMPANY
                                  Transferor

                             DILLARD NATIONAL BANK
                                   Servicer

          The certificates represent interests in the Dillard Credit Card Master Trust I. The certificates are not obligations of Dillard Asset Funding Company, Dillard National Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

          This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Dillard's credit card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

          We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. We may not offer or sell the certificates in any state where the offer or sale is prohibited. We will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust and may also perform investment banking services for us.


          MORGAN STANLEY                     FLEET SECURITIES, INC.

          This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

          This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-2 Supplement to the Pooling and Servicing Agreement.

Title of Securities..........   Dillard Credit Card Master Trust I, Class A
                                Fixed Rate Asset Backed Certificates, Series
                                2002-2, Dillard Credit Card Master Trust I,
                                Class B Asset Backed Certificates, Series
                                2002-2* and Dillard Credit Card Master Trust I,
                                Class C Asset Backed Certificates, Series
                                2002-2*. Initially, the Class B and Class C
                                Certificates will be held by an affiliate or subsidiary of Dillard's.

Interest Rate................   Class A Certificates:      % per year.

                                The trustee will calculate interest on the certificates on the basis of a 360-day year consisting of twelve 30-day months.

Interest Payment Dates.......   The 15th day of each month, or the next
                                business day, beginning in December 2002.

Expected Maturity Dates......   Class A Certificates: September 15, 2006, or
                                the next business day. If Pay Out Event occurs, the trust will pay principal monthly and the final principal payment may be made before or after September 15, 2006. The trust must generally pay all Class A principal before it pays any Class B principal or Class C principal.

                                A "Pay Out Event" is an event that will cause the trust to begin repaying principal on a monthly basis.

Series Termination Date......   The first business day following September 15,
                                2010, or if September 15, 2010 is not a
                                business day, the second business day following
                                September 15, 2010. The Series Termination Date is the last day on which the trust will pay principal on the certificates.




----------------------
* Not offered hereby.

Subordination of Class B        The Class B Certificates and Class C
Certificates and Class C        Certificates are subordinated to the Class A
Certificates and Partial        Certificates and the Class C Certificates are
Subordination of the            subordinated to the Class B Certificates. In
Transferor Interest (Class A    addition, the interest in the trust not
Credit Enhancement)..........   represented by investor certificates (the
                                "Transferor Interest") will be subordinated in an amount equal to $5,031,447 or 2.0% of the Class A interest, the Class B interest and the Class C interest (the "Aggregate Investor
                                Interest").


Class B Interest and Class C    The Class B interest will be $16,352,000 or
Interest.....................   6.5% of the total of the Aggregate Investor
                                Interest.  The Class C interest will be
                                $35,220,327 or 14.0% of the Aggregate Investor
                                Interest.

The Receivables..............   The receivables in the Accounts included in the
                                trust as of June 30, 2002 totaled
                                $1,292,271,000 which comprise 99.9% of the
                                Dillard's credit card portfolio. We cannot assure you, however, as to when or whether
                                Dillard National Bank will add receivables, or as to how many receivables it may add.

Group I .....................   The certificates will be included in Group I.
                                Series 2002-2 is and other series issued in the future may be included in Group I. Group I is currently the only group in the trust.

Rating of the Investor          The trust will only issue the certificates if
Certificates.................   Standard & Poor's has rated the Class A
                                Certificates "AAA" and Moody's Investors
                                Service, Inc. has rated the Class A
                                Certificates "Aaa".

ERISA Considerations.........   Generally, no purchaser or subsequent
                                transferee of a Class A certificate will be permitted to acquire or hold the Class A certificate with the assets of any (i) employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of
                                1974, as amended ("ERISA"), (ii) plan, account or other arrangement that is subject to Section
                                4975 of the Internal Revenue Code of 1986, as amended (the "Code") or provisions under any federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or (iii) entity whose underlying assets are considered to include "plan assets" of such plans, accounts and arrangements.

Listing......................   Dillard National Bank expects to list the
                                certificates on the Luxembourg Stock Exchange to facilitate trading in non-U.S. markets.

                          COMPOSITION OF THE ACCOUNTS

          We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Dillard's Credit Card portfolio under "Dillard's Credit Card Portfolio."

          Geographic Distribution. As of June 30, 2002, the following four states had the largest receivables balances:

                                                      Percentage of Total
                                                          Receivables
              State                                 Balance in the Accounts
              -----                             -------------------------------


              Texas..........................               27.8%
              Florida........................               10.4
              Louisiana......................                6.8
              Ohio...........................                5.3

          No other state accounted for more than 5% of the total receivables balance of Accounts in the Trust.

          Credit Limit Information. As of June 30, 2002, the Accounts had the following credit limits:

                                                 Receivables    Percentage of
                                                Outstanding   Total Receivables
 Credit Limit                                      (000's)       Outstanding
 ------------                                 --------------- -----------------

 $0.00.......................................   $    145,106        11.2%
 $0.01 to $1,000.00..........................        103,522         8.0
 $1,000.01 to $3,000.01......................        267,818        20.7
 $3,000.01 to $5,000.00......................        684,628        53.0
 $5,000.01 to $10,000.00.....................         90,578         7.0
 Over $10,000.00.............................            619         0.1
                                                 -----------       -----
   Total.....................................   $  1,292,271       100.0%
                                                ============       =====

          Some delinquent accounts have a $0 credit limit because the underlying account is either four payments past due or has been charged-off.

          Seasoning. As of June 30, 2002, 83.9% of the Accounts were at least 24 months old. The ages of Accounts as of June 30, 2002 were distributed as follows:

                                                 Percentage      Percentage
 Age of Accounts                                of Accounts      of Balances
 ---------------                              --------------- -----------------

 Not More than 6 Months......................       4.8%             4.6%
 Over 6 Months to 18 Months..................       9.8             10.5
 Over 18 Months to 30 Months.................       7.2              6.3
 Over 30 Months to 42 Months.................       7.6              6.1
 Over 42 Months to 54 Months.................      10.7              7.0
 Over 54 Months to 66 Months.................       6.7              7.0
 Over 66 Months to 78 Months.................       5.2              5.7
 Over 78 Months to 90 Months.................       3.8              4.7
 Over 90 Months to 102 Months................       2.8              3.6
 Over 102 Months.............................      41.4             44.5
                                                  -----            -----
  Total......................................     100.0%           100.0%
                                                  =====            =====

          Summary Current Delinquency Information. As of June 30, 2002, the Accounts had the following delinquency statuses:

                                                 Aggregate
                                                  Balances       Percentage
Payment Status                                    (000's)        of Balances
--------------                                --------------- -----------------

Current to 29 days delinquent................   $  1,189,297        92.1%
30 to 59 days delinquent.....................         54,522         4.2
60 to 89 days delinquent.....................         16,113         1.2
90 days or more delinquent...................         32,339         2.5
                                                ------------       -----
  Total......................................   $  1,292,271       100.0%
                                                ============       =====





                 COMPOSITION AND HISTORICAL PERFORMANCE OF THE
                        DILLARD'S CREDIT CARD PORTFOLIO

Summary Yield Information. In the table below, finance charges and fees billed include periodic and minimum finance charges, annual membership fees, late charges and fees for returned checks. Finance charges and fees billed are presented net of adjustments made pursuant to Dillard National Bank's normal servicing procedures, including removal of incorrect or disputed finance charges and reversal of finance charges accrued on charged-off accounts. Average receivables outstanding means the average of the daily receivable balance during the period indicated. Yield from finance charges and fees billed are calculated as a percentage of average receivables outstanding. The percentage reflected for the six months ended June 30, 2002 is an annualized figure. The yield from finance charges and fees billed are summarized as follows:

                                          Six Months                   Year Ended December 31,
                                             Ended       -------------------------------------------------
                                         June 30, 2002        2001             2000              1999
                                        ---------------  ---------------  ---------------  ---------------
                                                               (dollars in thousands)
Finance Charges and Fees Billed......      $ 137,890       $   258,412      $   260,701      $   276,023
Average Receivables
    Outstanding......................      1,332,364         1,247,038        1,293,715        1,387,501
Yield from Finance Charges and
     Fees Billed.....................           20.7%             20.7%            20.2%            19.9%

          Summary Historical Delinquency Information. The accounts in the Dillard's Credit Card portfolio had the following historical delinquency rates:

                                 As of
                              June 30, 2002                                        As of December 31,
                       --------------------------  --------------------------------------------------------------------------------
                                                              2001                         2000                       1999
                                                   --------------------------  ---------------------------  -----------------------
                        Delinquent   Percentage     Delinquent   Percentage     Delinquent    Percentage     Delinquent Percentage
    Number of Days        Amount      of Total        Amount      of Total        Amount       of Total        Amount    of Total
      Delinquent         (000's)     Receivables     (000's)     Receivables     (000's)      Receivables     (000's)   Receivables
---------------------- -----------  -------------  -----------  -------------  ------------  -------------  ----------- -----------
30-59 days delinquent.  $  54,522        4.2%       $  47,590        3.5%        $  43,902        3.4%       $  42,162      3.0%
60-89 days delinquent.     16,113        1.2           14,350        1.1            14,854        1.1           15,048      1.1
90 days or more
  delinquent..........     32,339        2.5           29,960        2.2            29,458        2.3           31,898      2.3
                        ---------        ---        ---------        ---         ---------        ---        ---------      ---
  Total...............  $ 102,974        7.9%       $  91,900        6.8%        $  88,214        6.8%       $  89,108      6.4%
                        =========        ===        =========        ===         =========        ===        =========      ===


          In the table above, "number of days delinquent" means the number of days after the first billing date following the original billing date. For example, 30 days delinquent means that no payment was received within 60 days after the original billing date. In addition, delinquencies are calculated as a percentage of outstanding receivables as of the end of the month.

          Summary Charge-Off Information. The accounts in the Dillard's Credit Card portfolio have had the following historical charge-offs:

                                          Six Months                   Year Ended December 31,
                                             Ended       -------------------------------------------------
                                         June 30, 2002        2001             2000              1999
                                        ---------------  ---------------  ---------------  ---------------
                                                               (dollars in thousands)
Average Receivables Outstanding......   $  1,332,364     $   1,247,038      $ 1,293,715    $   1,387,501
Gross Charge-Offs....................         47,402            88,281           88,465           99,771
Recoveries...........................         10,982            21,256           20,872           20,465
Net Charge-Offs......................         36,420            67,025           67,593           79,306
Net Charge-Offs as Percentage of
  Average Receivables Outstanding....            5.5%              5.4%             5.2%             5.7%

         Average receivables outstanding is the average of the daily receivable balance during the periods indicated.

          Summary Payment Rate Information. In the table below, monthly averages shown are expressed as an arithmetic average of the payment rate for each month during the period indicated and each month's payment rate representing total payments collected during the given month is expressed as a percentage of total outstanding receivables at the beginning of the month. The accounts in the Dillard's Credit Card portfolio have had the following historical monthly payment rates:

                                          Six Months                   Year Ended December 31,
                                             Ended       -------------------------------------------------
                                         June 30, 2002        2001             2000              1999
                                        ---------------  ---------------  ---------------  ---------------
Highest Monthly Payment Rate.........         20.6%             22.5%            21.5%            21.4%
Lowest Monthly Payment Rate..........         13.8              14.7             16.3             16.5
Average Monthly Payment Rate.........         17.0              18.1             18.3             18.1

                              RECENT DEVELOPMENTS

          Gross charge-offs increased from $8,021,122 in June 2002 to $9,277,888 in August 2002 due to the seasonal nature of the credit card business. Receivable balances generally increase in November and December during the Christmas shopping season which result in higher gross charge-offs in the summer months because of Dillard's policy of charging off an account that is seven payments (210 days from the initial billing date) delinquent. Net charge-offs as a percentage of average receivables outstanding increased from 5.5% for the six months ended June 30, 2002 to 5.9% for the eight months ended August 31, 2002. This increase was due to higher gross charge-offs and a lower average receivables outstanding balance that normally occurs during the summer months.